UNIVERSAL TECHNICAL INSTITUTE, INC. Q3 FY2026 FINANCIAL SUPPLEMENT

This presentation contains forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will," the negative form of these expressions or similar expressions. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our Current Reports on Form 8-K, as well as any amendments thereto, filed with the Securities and Exchange Commission (the “SEC”). In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled “Risk Factors” in our filings with the SEC. Important factors that could affect our actual results include, among other things, failure of our schools to comply with the extensive regulatory requirements for school operations; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations arising out of negotiated rulemakings, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; regulatory investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our failure to execute on our growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our failure to realize the expected benefits of our acquisitions, or our failure to successfully integrate our acquisitions; our failure to improve underutilized capacity at certain of our campuses; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; our failure to maintain and expand existing industry relationships and develop new industry relationships; our ability to update and expand the content of existing programs and develop and integrate new programs in a timely and cost-effective manner while maintaining positive student outcomes; a loss of our senior management or other key employees; failure to comply with the restrictive covenants and our ability to pay the amounts when due under our credit agreements; and other risks that are described from time to time in our public filings. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties, and by us, relating to market size and growth and other data about our industry and our business. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Forward-Looking Statements 2

Consolidated Q3 2026 Highlights 3 Q3 2026 Revenue $218.9 million Net Income $2.3 million Adjusted EBITDA $18.2 million Diluted Earnings Per Share $0.04 Note: See Company Press Release and Investor Presentation dated August 5, 2026 for more details on guidance, including non-GAAP reconciliations. Revenue increased 7.2% to $218.9 million. Concorde contributed $80.9 million (11.1% YoY growth), while the UTI division contributed $138.0 million (5.0% YoY growth). Total Full-Time Active Students grew 5.8% year-over-year to 25,131 Net Income was $2.3 million or $0.04 per diluted share Baseline adjusted EBITDA was $27.2 million. Including $9.0 million in growth investments, our reported adjusted EBITDA was $18.2 million. Total available liquidity of $180.5 million, including $40.1 million of short-term investments and $10.4 million of remaining capacity on our revolving credit facility— ample reserves for any potential business needs or new opportunities that may arise. The Company remains well-positioned and confident in delivering its 5-year strategic targets of a 10% Revenue CAGR and Adjusted EBITDA approaching $220M by FY2029.

4 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18. 3 Mos. 6/30/26 3 Mos. 6/30/25 YoY Change 9 Mos. 6/30/26 9 Mos. 6/30/25 YoY Change Revenues $218.9 $204.3 7.2% $661.2 $613.2 7.8% Operating expenses $215.7 $190.1 13.4% $641.9 $554.7 15.7% Educational services and facilities $118.3 $105.6 12.0% $346.2 $308.2 12.3% Selling, general and administrative $97.3 $84.5 15.1% $295.7 $246.5 20.0% Income from operations $3.2 $14.2 (77.1)% $19.3 $58.5 (67.0)% Total other (expense) income, net $(0.1) $0.2 (173.0)% $0.4 $0.2 82.3% Income tax expense $(0.8) $(3.7) (77.8)% $(4.2) $(14.5) (71.3)% Net income $2.3 $10.7 (78.6)% $15.5 $44.3 (64.9)% Adjusted EBITDA(1) $18.2 $25.3 (27.8)% $59.5 $89.7 (33.6)% Operating cash flow $10.3 $18.1 (42.8)% $17.4 $40.2 (56.7)% Adjusted free cash flow(1) $(21.4) $7.0 (408.0)% $(65.6) $15.0 (538.5)% Purchase of property and equipment $28.2 $11.2 152.0% $80.9 $25.5 217.3% Capitalized costs for intangible assets $3.2 $— —% $4.5 $— —% Consolidated Q3 2026 Summary Results ($ in millions)

Consolidated Statements of Operations Trend

($ in thousands, except EPS)

	3 Mos. 6/30/26	3 Mos. 3/31/26	3 Mos. 12/31/25	12 Mos. 9/30/25	3 Mos. 9/30/25	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 9/30/24	12 Mos. 9/30/24
Revenues	$ 218,907	$ 221,402	$ 220,844	**$ 835,616**	$ 222,442	$ 204,298	$ 207,447	$ 201,429	**$ 732,687**
Operating expenses:									
Educational services and facilities	118,334	117,429	110,448	**420,491**	112,258	105,604	102,488	100,141	**384,529**
Selling, general and administrative	97,328	103,634	94,709	**331,656**	85,198	84,542	88,106	73,810	**289,267**
Total operating expenses	215,662	221,063	205,157	**752,147**	197,456	190,146	190,594	173,951	**673,796**
Income from operations	3,245	339	15,687	**83,469**	24,986	14,152	16,853	27,478	**58,891**
Total other (expense) income, net	(146)	44	525	**805**	573	200	(19)	51	**(2,661)**
Income tax (expense) benefit	(820)	50	(3,385)	**(21,256)**	(6,803)	(3,689)	(5,388)	(5,376)	**(14,229)**
Net Income	2,279	433	12,827	**63,018**	18,756	10,663	11,446	22,153	**42,001**
Preferred stock dividends	—	—	—	**—**	—	—	—	—	**(1,097)**
Income available for distribution	2,279	433	12,827	**63,018**	18,756	10,663	11,446	22,153	**40,904**
Income allocated to participating securities	—	—	—	**—**	—	—	—	—	**(2,855)**
Net income available to common shareholders	$ 2,279	$ 433	$ 12,827	**$ 63,018**	$ 18,756	$ 10,663	$ 11,446	$ 22,153	**$ 38,049**
Net income per share, diluted	$ 0.04	$ 0.01	$ 0.23	**$ 1.13**	$ 0.34	$ 0.19	$ 0.21	$ 0.40	**$ 0.75**
EBITDA[(1)]	$ 13,758	$ 9,361	$ 24,542	**$ 116,692**	$ 33,634	$ 22,616	$ 25,000	$ 35,442	**$ 88,711**
Total Shares Outstanding (Period End)	55,095	55,061	55,014	**54,430**	54,430	54,424	54,406	54,366	**53,817**
Weighted Average Diluted Shares Outstanding	55,935	55,730	55,744	**55,615**	55,728	55,635	55,442	55,406	**50,851**

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-18.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

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6 3 Mos. 3 Mos. 3 Mos. 12 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 12 Mos. 6/30/26 3/31/26 12/31/25 9/30/25 9/30/25 6/30/25 3/31/25 12/31/24 9/30/24 Revenues 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Operating Expenses: Educational services and facilities 54.1% 53.0% 50.0% 50.3% 50.5% 51.7% 49.4% 49.8% 52.5% Selling, general and administrative 44.5% 46.8% 42.9% 39.7% 38.3% 41.4% 42.5% 36.6% 39.5% Total operating expenses 98.6% 99.8% 92.9% 90.0% 88.8% 93.1% 91.9% 86.4% 92.0% Income from operations 1.5% 0.2% 7.1% 10.0% 11.2% 6.9% 8.1% 13.6% 8.0% Total other (expense) income, net (0.2)% 0.0% 0.2% 0.1% 0.3% 0.1% 0.0% 0.1% (0.4)% Income tax (expense) benefit (0.4)% 0.0% (1.5)% (2.5)% (3.1)% (1.8)% (2.6)% (2.7)% (1.9)% Net Income 1.0% 0.2% 5.8% 7.6% 8.4% 5.2% 5.5% 11.0% 5.7% Preferred stock dividends —% —% —% —% —% —% —% —% (0.1)% Income available for distribution 1.0% 0.2% 5.8% 7.6% 8.4% 5.2% 5.5% 11.0% 5.6% Income allocated to participating securities —% —% —% —% —% —% —% —% (0.4)% Net income available to common shareholders 1.0% 0.2% 5.8% 7.6% 8.4% 5.2% 5.5% 11.0% 5.2% EBITDA(1) 6.3% 4.2% 11.1% 14.0% 15.1% 11.1% 12.1% 17.6% 12.1% Consolidated Results of Operations Trend Percent of Revenue 1. For a detailed reconciliation of Non-GAAP measures, see slides 14-18.

Quarterly Trend – Segment Key Metrics

($ in millions, except revenue per student amounts)

	3 Mos. 6/30/26 UTI	3 Mos. 3/31/26 UTI	3 Mos. 12/31/25 UTI	3 Mos. 9/30/25 UTI	3 Mos. 6/30/25 UTI	3 Mos. 6/30/26 Concorde	3 Mos. 3/31/26 Concorde	3 Mos. 12/31/25 Concorde	3 Mos. 9/30/25 Concorde	3 Mos. 6/30/25 Concorde
New student starts	3,491	4,110	2,893	7,166	2,829	2,851	3,459	2,556	4,943	2,892
Y/Y growth/(decline)	23.4%	14.5%	5.1%	1.4%	(3.0)%	(1.4)%	13.1%	(0.2)%	11.7%	9.1%
Average full-time active students	14,767	15,556	16,347	15,207	14,205	10,364	10,829	10,511	9,842	9,552
Y/Y growth/(decline)	4.0%	5.3%	5.7%	8.1%	8.9%	8.5%	10.2%	9.5%	8.0%	18.8%
Revenue per student	$9,300	$9,200	$8,700	$9,500	$9,300	$7,800	$7,300	$7,400	$7,900	$7,600
Y/Y growth/(decline)	0.0%	1.1%	2.4%	2.2%	3.3%	2.6%	(1.4)%	1.4%	9.7%	1.3%
Revenues	$138.0	$142.7	$142.8	$144.6	$131.5	$80.9	$78.7	$78.0	$77.8	$72.8
Y/Y growth/(decline)	4.9%	6.3%	8.6%	10.8%	12.3%	11.1%	7.5%	11.4%	18.2%	20.7%
Income (loss) from operations	$5.8	$4.2	$15.9	$24.2	$17.7	$3.2	$(0.2)	$3.8	$5.0	$1.1
Margin	4.2%	2.9%	11.1%	16.7%	13.5%	4.0%	(0.3)%	4.9%	6.4%	1.5%
Adjusted EBITDA[(1)]	$14.3	$11.3	$22.7	$30.9	$24.3	$6.4	$2.2	$6.2	$7.3	$3.3
Adjusted EBITDA margin	10.3%	7.9%	15.9%	21.4%	18.4%	7.9%	2.7%	7.9%	9.4%	4.5%

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-18.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

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Segment Results of Operations: Third Quarter
($ in thousands)

	3 Mos. 6/30/26 UTI	3 Mos. 6/30/26 Concorde	3 Mos. 6/30/26 Corporate	3 Mos. 6/30/26 Consolidated	3 Mos. 6/30/25 UTI	3 Mos. 6/30/25 Concorde	3 Mos. 6/30/25 Corporate	3 Mos. 6/30/25 Consolidated
Revenues	$ 138,015	$ 80,892	$ —	**$ 218,907**	$ 131,462	$ 72,836	$ —	**$ 204,298**
Compensation and benefits	58,274	36,699	19,898	**114,871**	51,230	34,122	17,423	**102,775**
Advertising	16,243	9,696	208	**26,147**	15,008	7,534	153	**22,695**
Occupancy	10,882	6,655	976	**18,513**	9,920	6,494	233	**16,647**
Student related	12,326	5,494	—	**17,820**	7,671	6,122	—	**13,793**
General operations	6,157	4,605	5,634	**16,396**	5,532	5,123	3,146	**13,801**
Depreciation and amortization	7,284	2,751	375	**10,410**	6,048	1,939	328	**8,315**
Professional and contract services	2,318	1,297	4,258	**7,873**	2,360	1,264	4,590	**8,214**
Other expenses	1,969	711	952	**3,632**	1,648	1,182	1,076	**3,906**
Corporate support	16,748	9,813	(26,561)	**—**	14,320	7,933	(22,253)	**—**
Total operating expenses	$ 132,201	$ 77,721	$ 5,740	**$ 215,662**	$ 113,737	$ 71,713	$ 4,696	**$ 190,146**
Income (loss) from operations	$ 5,814	$ 3,171	$ (5,740)	**$ 3,245**	$ 17,725	$ 1,123	$ (4,696)	**$ 14,152**
Net income (loss)	$ 5,020	$ 3,130	$ (5,871)	**$ 2,279**	$ 16,439	$ 1,084	$ (6,860)	**$ 10,663**
EBITDA[(1)]	$ 13,097	$ 5,922	$ (5,261)	**$ 13,758**	$ 23,775	$ 3,062	$ (4,221)	**$ 22,616**
Adjusted EBITDA[(1)]	$ 14,284	$ 6,400	$ (2,439)	**$ 18,245**	$ 24,239	$ 3,270	$ (2,235)	**$ 25,274**
Adjusted EBITDA margin	10.3%	7.9%	—%	**8.3%**	18.4%	4.5%	—%	**12.4%**

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-18.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

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Segment Results of Operations: Year-to-Date

($ in thousands)

	9 Mos. 6/30/26 UTI	9 Mos. 6/30/26 Concorde	9 Mos. 6/30/26 Corporate	9 Mos. 6/30/26 Consolidated	9 Mos. 6/30/25 UTI	9 Mos. 6/30/25 Concorde	9 Mos. 6/30/25 Corporate	9 Mos. 6/30/25 Consolidated
Revenues	$ 423,577	$ 237,576	$ —	**$ 661,153**	$ 397,168	$ 216,006	$ —	**$ 613,174**
Compensation and benefits	169,703	109,649	58,410	**337,762**	153,120	98,130	49,575	**300,825**
Advertising	53,213	28,988	607	**82,808**	44,536	22,791	551	**67,878**
Occupancy	32,035	19,255	2,866	**54,156**	28,245	18,206	674	**47,125**
Student related	34,648	16,588	—	**51,236**	26,511	17,010	—	**43,521**
General operations	21,818	13,534	16,283	**51,635**	14,479	12,985	8,322	**35,786**
Depreciation and amortization	20,326	6,991	1,044	**28,361**	17,947	5,499	1,006	**24,452**
Professional and contract services	7,516	3,857	13,212	**24,585**	7,330	3,868	13,457	**24,655**
Other expenses	5,862	2,345	3,132	**11,339**	4,860	2,777	2,812	**10,449**
Corporate support	52,611	29,608	(82,219)	**—**	42,153	23,035	(65,188)	**—**
Total operating expenses	$ 397,732	$ 230,815	$ 13,335	**$ 641,882**	$ 339,181	$ 204,301	$ 11,209	**$ 554,691**
Income (loss) from operations	$ 25,845	$ 6,761	$ (13,335)	**$ 19,271**	$ 57,987	$ 11,705	$ (11,209)	**$ 58,483**
Net income (loss)	$ 23,420	$ 6,683	$ (14,564)	**$ 15,539**	$ 54,315	$ 11,591	$ (21,644)	**$ 44,262**
EBITDA[1]	$ 46,172	$ 13,753	$ (12,263)	**$ 47,662**	$ 75,944	$ 17,204	$ (10,090)	**$ 83,058**
Adjusted EBITDA[1]	$ 48,338	$ 14,730	$ (3,528)	**$ 59,540**	$ 77,357	$ 17,680	$ (5,361)	**$ 89,676**
Adjusted EBITDA margin	11.4%	6.2%	—%	**9.0%**	19.5%	8.2%	—%	**14.6%**

1. *For a detailed reconciliation of Non-GAAP measures, see slides 14-18.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE
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10 Consolidated Balance Sheet and Cash Flow Summary ($ in thousands) At: 6/30/26 9/30/25 Cash & cash equivalents $ 130,060 $ 127,361 Short-term investments 40,060 41,784 Total current assets 258,081 246,632 PP&E (net) 338,764 285,852 Right-of-use assets for operating leases 182,004 178,861 Goodwill and intangible assets 53,994 45,811 Notes receivable, less current portion 45,439 41,109 Total assets 897,862 826,139 Operating lease liability, current portion 14,814 16,967 Long term debt, current portion 2,993 2,865 Total current liabilities 198,294 229,671 Operating lease liability 184,623 174,838 Long-term debt 157,041 84,234 Total liabilities 553,556 498,029 Stockholders’ equity 344,306 328,110 Total liabilities & equity $ 897,862 $ 826,139 9 Mos. 6/30/26 9 Mos. 6/30/25 Net cash provided by operating activities $ 17,402 $ 40,226 Purchase of property and equipment (80,900) (25,499) Capitalized costs for intangible assets (4,496) — Purchase of investments (57,347) (54,648) Proceeds from sale of investments 31,668 — Proceeds received upon maturity of investments 31,300 1,874 Proceeds from insurance policy 37 — Net cash used in investing activities (79,738) (78,273) Proceeds from revolving credit facility 195,000 6,000 Payments on revolving credit facility (120,000) (56,000) Payment of term loans and finance leases (2,133) (2,010) Proceeds from stock option exercises — 659 Payment of payroll taxes on stock-based compensation through shares withheld (8,730) (4,675) Net cash provided by (used in) financing activities 64,137 (56,026) Change in cash and restricted cash 1,801 (94,073) Ending balance of cash and restricted cash $ 135,931 $ 73,399

11 Earnings Per Share Trend and Guidance ($ in thousands, except EPS) Guidance Actual Actual Actual Actual Actual Actual Actual Actual Fiscal 2026 Midpoint 3 Mos. 6/30/26 3 Mos. 3/31/26 3 Mos. 12/31/25 12 Mos. 9/30/25 3 Mos. 9/30/25 3 Mos. 6/30/25 3 Mos. 3/31/25 3 Mos. 12/31/24 Net Income ~$32,000-36,000 $ 2,279 $ 433 $ 12,827 $ 63,018 $ 18,756 $ 10,663 $ 11,446 $ 22,153 Weighted average basic shares outstanding ~55,000 55,075 55,033 54,570 54,301 54,425 54,412 54,383 53,987 Basic income per common share ~$0.58-0.65 $ 0.04 $ 0.01 $ 0.24 $ 1.16 $ 0.34 $ 0.20 $ 0.21 $ 0.41 Weighted average basic shares outstanding ~55,000 55,075 55,033 54,570 54,301 54,425 54,412 54,383 53,987 Dilutive effect related to employee stock plans ~1,300 860 697 1,175 1,314 1,303 1,223 1,059 1,419 Weighted average diluted shares outstanding ~56,300 55,935 55,730 55,745 55,615 55,728 55,635 55,442 55,406 Diluted income per common share ~$0.57-0.64 $ 0.04 $ 0.01 $ 0.23 $ 1.13 $ 0.34 $ 0.19 $ 0.21 $ 0.40

12 Leverage Ratios Leverage as of 6/30/2026 Current Loan Balances $160.0M LTM EBITDA $96.2M Cash, Cash Equivalents, and Short-Term Investments $170.1M Gross Leverage Ratio 1.66x Net Leverage Ratio (0.10)x Proforma Leverage 9/30/2026 Note Balances, net (Projected) ~$95M LTM EBITDA - FY 2026 Guidance Midpoint ~$101.5M Cash, Cash Equivalents, and Short-Term Investments (Projected) ~$145.0M Gross Leverage Ratio ~0.95x Net Leverage Ratio ~(0.47)x 9/30/2026 proforma leverage calculation is based upon midpoint of the adjusted EBITDA guidance range and projected year-end cash balance, both of which will depend on actual company performance. For a detailed reconciliation of Non-GAAP measures, see slides 14-18. Note: Use of the revolver will continue to be evaluated throughout the year and used as needed to satisfy regulatory requirements &/or debt covenants. Any change to the outstanding revolver balance would affect gross leverage but have no impact on net leverage. Debt as of 6/30/2026 Term Loan: Avondale Campus Original Note Amount $31.2M Inception Date 5/12/2021 Rate* Fixed/Floating Maturity 7 years Current Note Balance $26.8M Term Loan: Lisle Campus Original Note Amount $38.0M Inception Date 4/14/2022 Rate** Fixed/Floating Maturity 7 years Current Note Balance $35.4M Revolving Credit Facility Total Capacity $125.0M Inception Date 11/21/2022 Rate*** Floating Maturity 5 years Current Loan Balance $95.0M *Avondale rate is 50% fixed at 1.45% + 50% Floating @ SOFR plus 2% Margin and a tranche adjustment of 0.046% **Lisle rate is 50% fixed at 4.69% + 50% Floating @ SOFR plus 2% Margin ***Revolver rate is SOFR plus 1.75% to 2.25% Margin based on UTI's Total Leverage

13 In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses certain non-GAAP financial information in this press release and may similarly disclose non-GAAP financial information on the related conference call. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company discloses these non-GAAP financial measures because it believes that they provide investors an additional analytical tool to clarify its results of operations and identify underlying trends. Additionally, the Company believes that these measures may also help investors compare its performance on a consistent basis across time periods. Additional details on our non-GAAP measures and the tables reconciling these measures to the most directly comparable GAAP measure are provided below. Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, our adjustments for items that management does not consider to be normal recurring operations include: • Acquisition-related costs: We have excluded costs associated with both potential and announced acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. • Integration-related costs for completed acquisitions: We have excluded integration costs related to business structure realignment and new programs for recent acquisitions to allow for comparable financial results to historical operations and forward-looking guidance. In addition, the nature and amount of such charges vary significantly based on the size and timing of the programs. By excluding the referenced expenses from our non-GAAP financial measures, our management is able to further evaluate our ability to utilize existing assets and estimate their long-term value. Furthermore, our management believes that the adjustment of these items supplements the GAAP information with a measure that can be used to assess the sustainability of our operating performance. • Restructuring costs: In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. Additional phases of this restructuring plan will be rolled out over the next three years as part of our continued focus on optimization and to better align resources to support our overall growth strategy. In December 2023, we announced plans to consolidate the two Houston, Texas campus locations to align the curriculum, student facing systems, and support services to better serve students seeking careers in in-demand fields. As part of the transition, the MIAT Houston campus, acquired in November 2021, began a phased teach-out in May 2024, and such campus began operating under the UTI brand. To obtain a complete understanding of our performance, these measures should be examined in connection with net income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission (“SEC”). Because the items excluded from these non-GAAP measures are significant components in understanding and assessing our financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) or net cash provided by (used in) operating activities as a measure of our operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may define and calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative measure across similarly titled performance measures presented by other companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is provided below and investors are encouraged to review the reconciliations. Information reconciling forward-looking adjusted EBITDA and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of forward-looking adjusted EBITDA or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. Use of Non-GAAP Financial Information

Consolidated Adjusted EBITDA Reconciliation

($ in thousands)

QUARTER-TO-DATE	3 Mos. 6/30/26	3 Mos. 3/31/26	3 Mos. 12/31/25	12 Mos. 9/30/25	3 Mos. 9/30/25	3 Mos. 6/30/25	3 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24
Net income, as reported	$ 2,279	$ 433	$ 12,827	$ 63,018	$ 18,756	$ 10,663	$ 11,446	$ 22,153	$ 42,001
Interest (income) expense, net	249	(67)	(575)	(540)	(431)	(51)	28	(86)	3,157
Income tax (benefit) expense	820	(50)	3,385	21,256	6,803	3,689	5,388	5,376	14,229
Depreciation and amortization	10,410	9,045	8,905	32,958	8,506	8,315	8,138	7,999	29,324
EBITDA	**$ 13,758**	**$ 9,361**	**$ 24,542**	**$ 116,692**	**$ 33,634**	**$ 22,616**	**$ 25,000**	**$ 35,442**	**$ 88,711**
Stock-based compensation expense	2,970	3,901	2,555	9,151	2,749	2,658	3,024	720	8,560
Integration related costs for completed acquisitions(1)	421	884	51	(304)	396	—	—	(700)	6,049
Restructuring costs(2)	1,096	—	—	43	—	—	—	43	185
Acquisition related costs(3)	—	—	—	873	—	—	873	—	—
Facility lease accounting adjustments(4)	—	—	—	—	—	—	—	—	(650)
Adjusted EBITDA, non-GAAP	**$ 18,245**	**$ 14,146**	**$ 27,148**	**$ 126,455**	**$ 36,779**	**$ 25,274**	**$ 28,897**	**$ 35,505**	**$ 102,855**

1. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
2. *In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.*
3. *Costs related to both announced and potential acquisition targets.*
4. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

14

Consolidated Adjusted EBITDA Reconciliation

($ in thousands)

YEAR-TO-DATE	9 Mos. 6/30/26	6 Mos. 3/31/26	3 Mos. 12/31/25	12 Mos. 9/30/25	9 Mos. 6/30/25	6 Mos. 3/31/25	3 Mos. 12/31/24	12 Mos. 9/30/24
Net income, as reported	$ 15,539	$ 13,260	$ 12,827	$ 63,018	$ 44,262	$ 33,599	$ 22,153	$ 42,001
Interest (income) expense, net	(393)	(642)	(575)	(540)	(109)	(58)	(86)	3,157
Income tax expense	4,155	3,335	3,385	21,256	14,453	10,764	5,376	14,229
Depreciation and amortization	28,361	17,950	8,905	32,958	24,452	16,137	7,999	29,324
EBITDA	**$ 47,662**	**$ 33,903**	**$ 24,542**	**$ 116,692**	**$ 83,058**	**$ 60,442**	**$ 35,442**	**$ 88,711**
Stock-based compensation expense	9,426	6,456	2,555	9,151	6,402	3,744	720	8,560
Integration related costs for completed acquisitions(1)	1,356	935	51	(304)	(700)	(700)	(700)	6,049
Restructuring costs(2)	1,096	—	—	43	43	43	43	185
Acquisition related costs(3)	—	—	—	873	873	873	—	—
Facility lease accounting adjustments(4)	—	—	—	—	—	—	—	(650)
Adjusted EBITDA, non-GAAP	**$ 59,540**	**$ 41,294**	**$ 27,148**	**$ 126,455**	**$ 89,676**	**$ 64,402**	**$ 35,505**	**$ 102,855**

1. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
2. *In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.*
3. *Costs related to both announced and potential acquisition targets.*
4. *Lease accounting adjustment for a lease termination payment for the previous Concorde corporate offices.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

15

16 Adjusted EBITDA Reconciliation By Segment ($ in thousands) QUARTER-TO-DATE 3 Mos. 6/30/26 3 Mos. 6/30/25 3 Mos. 6/30/26 3 Mos. 6/30/25 3 Mos. 6/30/26 3 Mos. 6/30/25 UTI UTI Concorde Concorde Corporate Corporate Net income (loss), as reported $ 5,020 $ 16,439 $ 3,130 $ 1,084 $ (5,871) $ (6,860) Interest expense (income), net 793 1,288 41 39 (585) (1,378) Income tax (benefit) expense — — — — 820 3,689 Depreciation and amortization 7,284 6,048 2,751 1,939 375 328 EBITDA $ 13,097 $ 23,775 $ 5,922 $ 3,062 $ (5,261) $ (4,221) Stock-based compensation expense 475 464 248 208 2,247 1,986 Integration related costs for completed acquisitions — — — — 421 — Restructuring costs(1) 712 — 230 — 154 — Adjusted EBITDA, non-GAAP $ 14,284 $ 24,239 $ 6,400 $ 3,270 $ (2,439) $ (2,235) 1. In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.

Adjusted EBITDA Reconciliation By Segment

($ in thousands)

YEAR-TO-DATE	9 Mos. 6/30/26 UTI	9 Mos. 6/30/25 UTI	9 Mos. 6/30/26 Concorde	9 Mos. 6/30/25 Concorde	9 Mos. 6/30/26 Corporate	9 Mos. 6/30/25 Corporate
Net income (loss), as reported	$ 23,420	$ 54,315	$ 6,683	$ 11,591	$ (14,564)	$ (21,644)
Interest expense (income), net	2,426	3,682	79	114	(2,898)	(3,905)
Income tax expense	—	—	—	—	4,155	14,453
Depreciation and amortization	20,326	17,947	6,991	5,499	1,044	1,006
EBITDA	**$ 46,172**	**$ 75,944**	**$ 13,753**	**$ 17,204**	**$ (12,263)**	**$ (10,090)**
Stock-based compensation expense	1,454	1,370	747	476	7,225	4,556
Integration related costs for completed acquisitions[1]	—	—	—	—	1,356	(700)
Restructuring costs[2]	712	43	230	—	154	—
Acquisition related costs[3]	—	—	—	—	—	873
Adjusted EBITDA, non-GAAP	**$ 48,338**	**$ 77,357**	**$ 14,730**	**$ 17,680**	**$ (3,528)**	**$ (5,361)**

1. *In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year.*
2. *In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025.*
3. *Costs related to both announced and potential acquisition targets.*

UNIVERSAL TECHNICAL INSTITUTE CONCORDE

17

18 3 Mos. 6/30/26 3 Mos. 6/30/25 9 Mos. 6/30/26 9 Mos. 6/30/25 Cash flow provided by operating activities, as reported $10,333 $18,053 $17,402 $40,226 Purchase of property and equipment (28,239) (11,207) (80,900) (25,499) Capitalized costs for intangible assets (3,243) — (4,496) — Free cash flow, non-GAAP $(21,149) $6,846 $(67,994) $14,727 Adjustments: Cash outflow (inflow) for integration-related costs for completed acquisitions(1) 546 — 1,986 (700) Cash outflow for acquisition-related costs(2) — 112 — 873 Cash outflow for restructuring costs(3) 411 4 411 59 Adjusted free cash flow, non-GAAP $(20,192) $6,962 $(65,597) $14,959 1. In fiscal 2025, the Company received $0.7 million in funds in final settlement of the outstanding escrow accounts affiliated with the purchase of Concorde on December 1, 2022. This is offset by additional integration costs incurred during the year. 2. Costs related to both announced and potential acquisition targets. 3. In May 2026, management approved and implemented phase I of a multi-phase restructuring plan across all segments to simplify how we operate, improve student acquisition and better align our resources behind the highest-return opportunities across the business. In December 2023, the Company announced plans to consolidate its MIAT-Houston and UTI-Houston operations beginning in fiscal 2024 which was completed in Q1 fiscal 2025. Consolidated Adjusted Free Cash Flow ($ in thousands)

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